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                                                                   EXHIBIT 10.19

                         REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 15, 1997, by and between Khanty Mansiysk Oil Corporation, a Delaware corporation (the "Company"), and Khanty Holdings LLC, a Delaware limited liability company ("Holdings").

      This Agreement is made in connection with the Note and Warrant Purchase Agreement (the "Note and Warrant Purchase Agreement"), dated as of October 10, 1997, between the Company and Holdings for the purchase by Holdings from the Company of one or more notes in the aggregate principal amount of $30 million and warrants (the "Warrants") to acquire 66.667 shares of Common Stock (as defined below) at an exercise price of $450 per share. In connection with the Note and Warrant Purchase Agreement, the Company has agreed to provide Holdings with the registration rights set forth in this Agreement.

      In consideration of the foregoing, the parties hereto agree as follows:

SECTION 1. Certain Definitions:

      "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, either directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Common Stock" shall mean the common stock of the Company, no par value per share.

      "Demand" shall have the meaning set forth in Section 3(a)(ii).

      "Eligible Common Stock" shall mean (i) shares of Common Stock acquired by Holdings pursuant to the Note and Warrant Purchase Agreement or pursuant to Holdings' exercise of its preemptive rights under the Shareholder Agreement and held by either Holdings or a transferee or assignee of Holdings pursuant to
Section 10(d) hereof on the date of determination and (ii) shares of Common Stock underlying the warrants acquired by Holdings pursuant to the Note and Warrant Purchase Agreement, and held by either Holdings or a transferee or assignee of Holdings pursuant to Section 10(d) hereof on the date of determination, to the extent such warrants are exercised in connection with the Demand Registration Rights or Piggyback Registration Rights hereunder.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Initial Public Offering" shall mean the initial underwritten offering of Common Stock.

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                                                                               2


      "Long form Demand" shall have the meaning set forth in Section 3(a)(i).

      "Permitted Transferee" shall mean a Person (i) to whom Holdings has transferred either Common Stock acquired by Holdings pursuant to the Note and Warrant Purchase Agreement or pursuant to Holdings' exercise of its preemptive rights under the Shareholder Agreement or warrants acquired by Holdings pursuant to the Note and Warrant Purchase Agreement and (ii) who has executed and delivered to the Company an Additional Party Counterpart in the form set forth in Exhibit A.

      "Person" shall mean any individual, partnership, corporation, trust, limited liability company or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus Supplement with respect to the terms of the offering of the Common Stock covered by the Registration Statement, and by all other amendments and supplements to such Prospectus, including Post-effective amendments, and in each case including all materials incorporated by reference therein.

      "Registration Statement" shall mean any registration statement of the Company on an appropriate form under the Securities Act (other than any registration statement with respect to equity securities filed on a Form S-4 or S-8 or any other forms prescribed for the same or similar Purposes) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all materials incorporated by reference therein and all exhibits thereto.

      "Requisite Common Stock" shall mean (i) in connection with the first Long Form Demand, shares of Eligible Common Stock aggregating the greater of $25 million or 25% of the aggregate of Holdings' and each Permitted Transferee's interest in the Company at the date of such Long Form Demand and, (ii) in connection with the second Long Form Demand, shares of Eligible Common Stock aggregating the greater of $10 million or 25% of the aggregate of Holdings' and each Permitted Transferee's interest in the Company at the date of such Demand.

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Shareholder Agreement" shall mean the Shareholder Agreement between the Company and Holdings dated as of October 15, 1997.

      "Short Form Demand" shall have the meaning set forth in Section 3(a)(ii).

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                                                                               3


      "underwritten registration" or "underwritten offering" shall mean an offering of the Common Stock pursuant to a Registration Statement in which the Common Stock of the Company is sold to the public by one or more underwriters.

SECTION 2. Common Stock Subject to Registration Rights.

      All Eligible Common Stock will cease to be Eligible Common Stock when (i) a Registration Statement covering such Eligible Common Stock has been declared effective by the SEC and such Eligible Common Stock has been disposed of pursuant to such effective Registration Statement, (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) it has otherwise been transferred and it may be resold by such transferee without registration under the Securities Act and without restriction under Rule 144.

SECTION 3. Registration Rights.

      (a)   Demand Registration.

            (i) At any time after the date hereof Holdings shall have the right to make up to two (2) written requests (each, a "Long Form Demand") on the Company to cause the Company to make reasonable efforts to file and cause to be declared effective a Registration Statement on Form S-1 or any other appropriate form under the Securities Act with respect to the Requisite Common Stock commencing on the earlier of (A) two years following the closing date of the Note and Warrant Purchase Agreement or (B) six months following the closing date of the Initial Public Offering; provided, that the Company has not consummated an underwritten offering within the six consecutive months (or such longer period requested by the managing underwriters but not to exceed 12 consecutive months) prior to the date of a Long Form Demand.

            (ii) At any time after an Initial Public Offering, if the Company and the Common Stock meet the eligibility requirements for such forms, Holdings shall have the right to make an unlimited number of written requests (each, a "Short Form Demand" and, together with Long Form Demands, "Demands") on the Company to cause the Company to make reasonable efforts to file and cause to be declared effective a Registration Statement on Form S-3 or any other similar short form registration under the Securities Act with respect to the Eligible Common Stock, provided, that the expected offering price of the Eligible Common Stock requested to be registered is at least $7,500,000 or such lesser amount if all the remaining shares of Eligible Common Stock held by Holdings are registered, and provided further that Holdings shall use reasonable efforts to sell such Eligible Common Stock requested to be registered. This Section 3(a)(ii) shall be applicable for so long as the Eligible Common Stock cannot be freely transferred pursuant to Rule 144 under the Securities Act without the imposition of volume, price and holding period limitations.

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                                                                               4


            (iii) Each Demand will set forth the number of shares of Eligible Common Stock proposed to be sold by Holdings and the intended method of distribution of such shares.

            (iv) If any offering or sale of Common Stock by Holdings pursuant to a Registration Statement is not consummated due to any failure by the Company to perform its obligations under this Agreement, the Long Form Demand with respect to which such Registration Statement was filed shall not be included among the Long Form Demands contemplated by Section 3(a)(i) above.

      (b)   Piggyback Registration.

            (i) In the event the Company proposes to file a Registration Statement with respect to its Common Stock, it will give written notice to Holdings of the Company's intention to do so and, upon the written request of Holdings given within 20 days after receipt of such notice, the Company will make reasonable efforts to effect the registration of the Eligible Common Stock of Holdings (the "Piggyback Securities") which it shall have been so requested to register by including such Piggyback Securities in the Registration Statement ("Piggyback Registration Rights"). Piggyback Securities are to be included in the Registration Statement on the same terms and conditions as the shares of Common Stock of the Company otherwise being sold through underwriters under such Registration Statement; provided however, that if the managing underwriter or underwriters of any proposed underwritten offering determines and advises the Company in writing that the inclusion in the Registration Statement of all Piggyback Securities proposed to be included would adversely affect the success of the proposed underwritten offering, the Company shall include in such registration such number (if any) of the Piggyback Securities so requested to be included which in the opinion of such managing underwriter or underwriters can be sold by the Company, but (i) only after the inclusion in such registration of Common Stock being sold by the Company and (ii) only after the inclusion in such registration of Common Stock being sold by persons exercising any demand registration rights they may have in respect of the Company. If, in the opinion of such managing underwriter or underwriters, some but not all of the Piggyback Securities requested to be included may be included in such registration, all holders of Piggyback Securities requested to be included therein, and any other holders of Common Stock that have substantially similar registration rights to the holders of Piggyback Securities and have requested registration of such shares, shall share pro rata in the number of such shares requested to be included therein based on the number of such shares so requested to be included by such persons. The rights set forth in this Section 3(b) shall be exercisable in connection with any Registration Statement covering Common Stock.

            (ii) In connection with any offering by the Company to which Holdings has Piggyback Registration Rights, the Company, in its sole discretion, shall determine (A) whether to initiate, proceed with or terminate such registration, (B) the pricing (including underwriting discounts and commissions) for such offering and (C) the timing of such offering. The Company may withdraw any Registration Statement and abandon any

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                                                                               5


      proposed sale of Common Stock without the consent of Holdings, notwithstanding the request of Holdings to participate therein in accordance with this Agreement, if the Company determines in its sole discretion to so withdraw and abandon such proposed sale.

            (iii) In the event that Holdings does not seek to exercise its Piggy Back Registration Rights, a Permitted Transferee who holds more than 5% of the outstanding Common Stock of the Company shall be entitled to exercise the Piggyback Registration Rights on its own behalf, subject to all the restrictions and limitations set forth herein.

SECTION 4. Holdback Agreements.

      (a) Holdings agrees, and any transferee of Holdings, by acceptance of any Eligible Common Stock agrees that if it is requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in the Registration Statement, during the 15 day period prior to, and during the 90 day period (or such longer period requested by the managing underwriters but not to exceed 270 days) beginning on, the effective date of such Registration Statements, including a sale pursuant to Rule 144 under the Securities Act, to the extent timely notified in writing by the Company or the managing underwriters.

      (b) The Company agrees (i) if requested by the managing underwriter or underwriters of an underwritten public offering pursuant to Section 3(a) not to effect a public or private sale or distribution of its Common Stock, or any securities convertible into or exchangeable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or a subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other Person) during the 15 day period prior to, and during the 90 day period (or such longer period requested by the managing underwriters but not to exceed 270 days) beginning on, the effective date of any Registration Statement filed pursuant to Section 3(a) hereof and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed Common Stock or securities convertible into or exchangeable for Common Stock shall contain a provision under which holders of such securities agree that if it is requested by the managing underwriter or underwriters in an underwritten offering not to effect any public sale or distribution of any such securities during the 30 day period prior to, and during the 180 day period beginning on, the effective date of any Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except pursuant to a Registration Statement); provided, however, that the provisions of this paragraph (b) shall not prevent (i) the conversion or exchange of any securities, (ii) the exercise of options or warrants by the holders thereof and (iii) grants of options pursuant to stock option plans of the Company. Notwithstanding the foregoing provisions of this Section 4(b), in the event that the Company exercises its right pursuant to the last paragraph of
Section 5 to (i) delay the filing of any Registration Statement, (ii) withhold efforts to cause any Registration Statement to become effective or (iii) request that Eligible Common Stock not be sold pursuant to an effective Registration Statement, the holdback limitations set forth in this Section 4(b) shall cease to be effective during the period in which the Company shall have exercised such right.

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                                                                               6


SECTION 5. Registration Procedures.

      In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company will make reasonable efforts to effect the registration of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall:

            (a) prepare and file with the SEC, as soon as practicable, a Registration Statement relating to the appropriate form under the Securities Act, which form shall be available for the sale of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof and shall include all financial statements and other information required by the SEC to be filed therewith, and make reasonable efforts to cause such Registration Statement to become effective;

            (b) prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until the distribution of the Eligible Common Stock under the Registration Statement is complete (which period shall not exceed 180 days from the date the Registration Statement is declared effective); cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

            (c) notify Holdings and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment or supplements thereto become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for the purpose, (iii) if between the effective date of the Registration Statement and the closing of the sale of the securities covered thereby, the representations and warranties of the Company contemplated by paragraph 5(m) below cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Eligible Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event which makes any statement made in the Registration Statement or the Prospectus or any document incorporated therein by reference untrue or misleading or which requires the making of any changes in the Registration Statement or the Prospectus or any document incorporated therein by reference to make the statements therein not misleading;

            (d) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

            (e) as promptly as practicable prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial

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                                                                               7


      filing of the Registration Statement), provide copies of such document to Holdings and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as Holdings or underwriters may reasonably request;

            (f) upon request, furnish to each managing underwriter, if any, and Holdings, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (g) deliver to Holdings and each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as Holdings may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by Holdings and the underwriters, if any, in connection with the offering and sale of the Eligible Common Stock covered by the Prospectus or any amendment or supplement thereto;

            (h) prior to any public offering of Eligible Common Stock, make reasonable efforts to register or qualify or cooperate with Holdings, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Eligible Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as Holdings or any underwriter reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the underwriters or Holdings, as the case may be, to consummate the disposition in such jurisdictions of the Eligible Common Stock covered by the Registration Statement; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified: (ii) subject itself to taxation in any such jurisdiction; or (iii) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

            (i) cooperate with Holdings and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Eligible Common Stock to be sold and not bearing any restrictive legends; and enable such Eligible Common Stock to be in such denominations and registered in such names as the managing underwriters or Holdings, as the case may be, may request at least two business days prior to any sale of the Eligible Common Stock;

            (j) as promptly as practicable following the occurrence of any event contemplated by Section 5(c)(v) above, make reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Eligible Common Stock, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required

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                                                                               8


      to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (k) make reasonable efforts to cause all the Eligible Common Stock covered by the Registration Statement to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by Holdings or by the managing underwriters, if any;

            (l) provide a CUSIP number for all Eligible Common Stock, not later than the effective date of the applicable Registration Statement;

            (m) if requested by Holdings, enter into an underwriting agreement with an underwriter or underwriters providing for the sale of such Eligible Common Stock in an underwritten offering which shall be customary in form, substance and scope and shall contain customary requirements for representations, warranties, covenants and opinions of counsel;

            (n) make available for inspection by a representative of Holdings and an underwriter, if any, participating in any disposition pursuant to the Registration Statement, and any attorney or accountant retained by Holdings or an underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such representative, underwriter, counsel or accountant unless disclosure of such records, information or documents is required by court or administrative order; and provided, further, if such representative, underwriter, counsel or accountant is ordered to disclose any of such records, documents or information, such representative, underwriter, counsel or accountant will provide the Company with prompt written notice of such requirement so that the Company at its expense may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement. In the event that such protective order or other remedy is not obtained, or that the Company waives compliance with the provisions hereof, such representative, underwriter, counsel or accountant agrees to furnish only that portion of such records, documents or information which such representative, underwriter, counsel or accountant is legally required to disclose in the opinion of the special counsel or counsel representing such representative, underwriter or accountant;

            (o) otherwise make reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Eligible

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                                                                               9


      Common Stock is sold to underwriters in an underwritten offering, which statements shall cover said l2-month period; and

            (p) make reasonable efforts to obtain any customary opinions of counsel or customary accountants' "cold comfort" letters that might be required by Holdings in connection with any registration of Eligible Common Stock in a Registration Statement and enter into such customary agreements and take all such other reasonable actions in connection with such registration to expedite or facilitate the disposition of the Eligible Common Stock as contemplated by the Registration Statement.

      The Company may require Holdings (i) to furnish to the Company such information regarding Holdings and the distribution of the Eligible Common Stock as the Company may from time to time reasonably request in writing and (ii) to enter into an underwriting agreement in the form contemplated by Section 5(m).

      Holdings agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(v) hereof, Holdings will forthwith discontinue the offering and disposition of Eligible Common Stock until Holdings' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof; or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, Holdings will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Holdings' possession, of the Prospectus covering such Eligible Common Stock current at the time of receipt of such notice. In the event the Company shall give any such notice to suspend the offering and disposition of the Eligible Common Stock, the time periods regarding the maintenance of the applicable Registration Statement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(v) hereof to and including the date when Holdings shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or the Advice.

      Notwithstanding the foregoing, (a) the Company may delay the filing of any Registration Statement, any amendment thereof or any supplement to the related Prospectus, and may withhold efforts to cause any Registration Statement to become effective, and (b) in the case of an effective Registration Statement, upon the request of the Company the holders of Eligible Common Stock participating in such registration shall refrain from selling any shares pursuant to such Registration Statement, if (i) the Company determines in good faith that such registration or sale would (A) interfere with or adversely affect the negotiation or completion of any material transaction that is being contemplated by the Company at the time the right to delay is exercised or a request is made or (B) involve initial or continuing disclosure obligations not otherwise required by law or and regulations of the SEC, which disclosure would have a material adverse effect on the Company or (ii) in the written opinion of an internationally recognized investment bank with experience in both the former Soviet Union and the energy industry, that the Company is unable to consummate an underwritten offering due to then currently prevailing market conditions;

provided however, that the duration of any such delay or period in which shares of Eligible Common Stock may not be sold pursuant to an effective Registration Statement shall not exceed a period of 180 days.

SECTION 6. Registration Expenses.

      All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation SEC registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., printing expenses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, in connection with the Demand Registration and Piggyback Registration will be borne by the Company whether or not any such Registration Statement becomes effective, provided that all underwriting discounts and selling commissions applicable to the sale of the Eligible Common Stock and all other expenses of Holdings incurred in connection with the distribution of Eligible Common Stock (including all salaries of its officers and employees, all fees and expenses of Holdings' auditors, consultants, advisors, attorneys, special experts and other Persons and all relevant taxes, including transfer taxes) will be borne by Holdings.

SECTION 7. Indemnification; Contribution.

      (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), Holdings and each Person, if any, who controls Holdings or any Underwriter within the meaning of the Securities Act as follows: (i) against any and all loss, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Eligible Common Stock was registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to the provisions of Section 7(c), fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or alleged omission in a Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to such Prospectus and Holdings or the Underwriter, as the case may be, thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale by Holdings or the Underwriter, as the case may be, of the Eligible Common Stock to the Person asserting such loss, claim, damage, liability or expense if the Company had furnished Holdings or the Underwriter, as the case may be, within a reasonable period of time prior to such sale with the number of copies of such amended or supplemented Prospectus requested by Holdings or the Underwriter, as the case may be; and provided, further, that this indemnity agreement does not apply to Holdings or any Underwriter with respect to any loss, liability, claim, damage or expense to the extent arising our of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Holdings or any Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

      (b) Indemnification by Holdings. In connection with the applicable Registration Statement, Holdings will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company and each Underwriter, if any, and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any Underwriter within the meaning of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information regarding Holdings furnished to the Company by Holdings expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

      (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement unless the indemnifying party is materially prejudiced by such failure. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume the defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is nor so entitled to assume the defense of such action or does nor assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

      (d) Contribution. If for any reason the indemnification provided for in the preceding subsections (a) and (b) of this Section 7 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such preceding subsections, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such unavailability or insufficiency in proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that Holdings shall not be required to contribute in any amount greater than the dollar amount of the proceeds received by Holdings with respect to the sale of any Eligible Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8. Rule 144.

      The Company covenants that it will provide the information required pursuant to Rule 144(c) under the Securities Act upon the request of Holdings and it will take such further action as Holdings may reasonably request, all to the extent required from time to time to enable Holdings to sell its Eligible Common Stock without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time or any similar rules or regulations hereafter adopted by the SEC. Upon the request of Holdings, the Company will deliver to Holdings a written statement as to whether it has complied with such requirements.

SECTION 9. Participation in Underwritten Registrations.

      The investment banker or investment bankers and manager or managers, if any, that will administer the registration of the Eligible Common Stock pursuant to a Demand will be selected by the Company; provided that such investment bankers and managers must be reasonably satisfactory to Holdings.

      No person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 9 shall be construed to create any additional rights regarding the registration of Eligible Common Stock in any Person otherwise than as set forth herein.

SECTION 10. Miscellaneous.

      (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to Holdings in this Agreement or otherwise conflicts with the provisions hereof.

      (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of both parties.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to Holdings, initially at 399 Park Avenue, 17th Floor, New York, New York 10022, Attention: John J. MacWilliams and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c), with a copy to King & Spalding, 1185 Avenue of the Americas, New York, New York 10036, Attention: Mark Zvonkovic, Esq.

            (ii) if to the Company, initially at 125 Park Avenue, Suite 800, New York, New York, 10017, Attention: John B. Fitzgibbons and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention:
      Eric L. Cochran, Esq.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to any air courier guaranteeing overnight delivery.

      (d) Assignment of Registration Rights. Except as otherwise provided below, neither party may assign this Agreement or any of the rights and obligations of the parties hereunder without the prior written consent of the other party:

            (i) Holdings may assign to a Permitted Transferee the right to participate with Holdings in any registration of Eligible Common Stock held by Holdings pursuant to Section 3 hereof;

            (ii) Holdings may assign this Agreement and all of its rights and obligations hereunder to a Permitted Transferee who acquires from Holdings all of the shares of Eligible Common Stock owned by Holdings; or

            (iii) either party may assign this Agreement and all its rights and obligations under this Agreement to the assignee of all or substantially all of the assets of such party including an acquisition through merger, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other party.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such jurisdiction's conflicts of law provisions.

      (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      (j) Confidentiality. The parties hereto agree, and will cause all Persons under their control to agree, to maintain the confidentiality of any material, non-public information with respect to the Company that they may obtain pursuant to the terms of this Agreement, and not to use, or permit the use of, such information for any improper purpose or in any manner that might be detrimental to the Company.

      (k) Termination. This Agreement and the respective obligations and agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the date that Holdings is no longer the beneficial owner of 5% or more of the outstanding Common Stock.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                               KHANTY MANSIYSK OIL CORPORATION


                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               KHANTY HOLDINGS LLC

                               By: The Beacon Group Energy Investment Fund, L.P.

                               By: Beacon Energy Investors, L.L.C.,
                                      its General Partner

                               By: Energy Fund GP, Inc.,
                                      a Member


                               By:  /s/ Robert F. Semmens
                                   ---------------------------------------------
                                   Name:  Robert F. Semmens
                                   Title: Managing Director

                                    Exhibit A

                          ADDITIONAL PARTY COUNTERPART

      The undersigned, after having received and reviewed to its satisfaction a copy of the Registration Rights Agreement, dated as of October 15, 1997 (the "Registration Rights Agreement"), by and between Khanty Mansiysk Oil Corporation (the "Company") and Khanty Holdings, LLC, does hereby agree to become party to the Registration Rights Agreement thereby accepting all the rights, benefits and obligations of a holder of Eligible Common Stock thereunder. The Company may attach this page as a counterpart to the Registration Rights Agreement and the undersigned agrees that such attachment shall be deemed conclusive evidence of its acknowledgment and acceptance of the terms thereof.

      Defined terms used herein and not otherwise defined herein shall have the meaning given such terms in the Registration Rights Agreement.

Dated:

                                       [NAME]
                                       [ADDRESS FOR NOTICES]


                                       By:
                                           ---------------------------
                                           Name:
                                           Title:
Acknowledged and Accepted By:

KHANTY MANSIYSK OIL CORPORATION


By:
    ----------------------------
    Name:
    Title: